EXHIBIT 10.14B

ALIGN TECHNOLOGY, INC.

2005 INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

(General Form)

Unless otherwise defined herein, the terms defined in the 2005 Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”).

Participant:

Address:

You have been granted the right to receive Restricted Stock Units (referred to in Section 9 of the Plan as “Performance Units”), subject to the terms and conditions of the Plan, this Notice of Grant and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”) as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Total Number of Restricted Stock Units

Vesting Schedule:

Twenty-five percent (25%) of the Restricted Stock Units will vest and be issued to Participant on the one-year anniversary of the Vesting Commencement Date and as to 1/12th of the remaining Restricted Stock Units after each three-month period thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through such dates (the “Performance Period”). In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the right to acquire the Shares to be issued pursuant to the Restricted Stock Unit, the Restricted Stock Unit and Participant’s right to acquire any Shares hereunder will immediately terminate.

By accepting this agreement online, you and the Company agree that this award is granted under and governed by the terms and conditions of the Plan, the Agreement and the Tax Election, each of which are made a part of this document. You further agree to accept, acknowledge and execute this Agreement and the Tax Election online as a condition to receiving any Restricted Stock Units under this Award.

Nothing in this Notice or in the attached Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time for any reason, with or without cause.

EXHIBIT A

RESTRICTED STOCK UNIT AGREEMENT

1.                                       Grant.  The Company hereby grants to Participant under the Plan an Award of Restricted Stock Units (referred to in the Plan as Performance Units), subject to all of the terms and conditions in the Notice of Grant, this Agreement and the Plan.

2.                                       Company’s Obligation to Pay.  Each Restricted Stock Unit represents a value equal to the Fair Market Value of a Share on the date it becomes vested. Unless and until the Restricted Stock Units will have vested in the manner set forth in Sections 3 and 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3.                                       Vesting Schedule.  Subject to Section 4, the Restricted Stock Units awarded by this Agreement will vest in Participant according to the vesting schedule set forth on the attached Notice of Grant, subject to Participant continuing to be a Service Provider through each such date.

4.                                       Forfeiture upon Termination of Status as a Service Provider.  Notwithstanding any contrary provision of this Agreement, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

5.                                       Payment after Vesting.  Any Restricted Stock Units that vest in accordance with Section 3 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 7.

6.                                       Payments after Death.  Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.                                       Withholding of Taxes.  Participant is ultimately liable and responsible for all taxes owed in connection with the Restricted Stock Units, regardless of any action the Company takes with respect to any tax withholding obligations that arise in connection with the Restricted Stock Units awarded under this Agreement. Notwithstanding any contrary provision of this Agreement, no Shares will be issued to Participant, unless Participant has elected within the six (6) month period following the Date of Grant to irrevocably elect to sell a sufficient number of such Shares otherwise deliverable to Participant to satisfy the income, employment and other taxes that the Company determines must be withheld with respect to such Shares so issuable. In this respect, Participant must irrevocably elect to sell a sufficient number of such Shares otherwise deliverable to Participant equal to the amount required to be withheld on the Nasdaq National Market (or other nationally recognized stock exchange or national market system on which Shares may be traded and as approved by the Administrator) through Participant’s E*Trade account (or other brokerage account permitted by the Administrator). If Participant fails to make such election, then at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Section 3, Participant will permanently forfeit such Restricted Stock Units to the Company at no cost to the Company and Participant will have no rights whatsoever to receive any Shares thereunder.

8.                                       Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder, unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.

9.                                       No Effect on Service.  Participant acknowledges and agrees that the vesting of the Restricted Stock Units pursuant to Section 3 hereof is earned only by Participant continuing to be a Service Provider through the applicable vesting dates (and not through the act of being hired or acquiring Shares hereunder). Participant further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of Participant continuing to be a Service Provider for the vesting period, for any period, or at all, and will not interfere with the Participant’s right or the right of the Company (or the Affiliate employing or retaining Participant) to terminate Participant as a Service Provider at any time, with or without cause.

10.                                 Address for Notices.  Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of Stock Administrator at Align Technology, Inc., 881 Martin Avenue, Santa Clara, CA 95050, or at such other address as the Company may hereafter designate in writing.

11.                                 Grant is Not Transferable.  Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12.                                 Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

13.                                 Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of shares to Participant (or his estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

14.                                 Plan Governs.  This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.

15.                                 Administrator Authority.  The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

16.                                 Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.                                 Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

18.                                 Agreement Severable.  In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

19.                                 Governing Law.  This Award Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.

By Participant’s acceptance of this Agreement online, Participant represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant of Restricted Stock Units.

ALIGN TECHNOLOGY, INC.

2005 INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

(Executive Officers)

Unless otherwise defined herein, the terms defined in the 2005 Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”).

Participant:

Address:

You have been granted the right to receive Restricted Stock Units (referred to in Section 9 of the Plan as “Performance Units”), subject to the terms and conditions of the Plan, this Notice of Grant and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”) as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Total Number of Restricted Stock Units

Vesting Schedule:

(a) Twenty-five percent (25%) of the Restricted Stock Units will vest and be issued to Participant on the one-year anniversary of the Vesting Commencement Date and as to 1/12th of the remaining Restricted Stock Units after each three-month period thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through such dates (the “Performance Period”). Subject to the paragraph (c) and (d) below, in the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the right to acquire the Shares to be issued pursuant to the Restricted Stock Unit, the Restricted Stock Unit and Participant’s right to acquire any Shares hereunder will immediately terminate.

(b) General Release.  Any other provision of this Notice of Grant, the Plan or the Agreement notwithstanding, Subsections (c) or (d) below shall not apply unless the Participant (i) has executed a general release in a form prescribed by the Company of all known and unknown claims that he may then have against the Company or persons affiliated with the Company, and (ii) has agreed not to prosecute any legal action or other proceeding based upon any of such claims.

(c) Termination Without Cause or Good Reason.  Notwithstanding the paragraph (a) above, if, during Participant’s employment by the Company, and not in connection with a

Change of Control (as defined in the employment agreement between the Company and Participant (the “Employment Agreement”) and as addressed in paragraph (c) below), the Company terminates Participant’s employment without “Cause” or Participant resigns for “Good Reason” (as each such term is defined in the Employment Agreement), then Participant shall immediately vest in an additional number of shares underlying the Restricted Stock Units awarded pursuant to this Notice of Grant as if he had performed twelve (12) additional months of service.

(d) Upon a Change of Control.  Notwithstanding paragraph (a) above, in the event of the occurrence of a Change in Control (as defined in the Employment Agreement) while Participant is employed by the Company, then:

(i)                                     Participant shall immediately vest in an additional number of shares under the Restricted Stock Units awarded pursuant to this Notice of Grant as if he had performed twelve (12) additional months of service; and

(ii)                                  if within twelve (12) months following the occurrence of the Change of Control, one of the following events occurs:

(1) Participant’s employment is terminated by the Company without Cause; or

(2) Participant resigns for Good Reason

then Participant shall immediately vest as to all shares under all outstanding Restricted Stock Units and the Company

By accepting this agreement online, you and the Company agree that this award is granted under and governed by the governed by the terms and conditions of the Plan and the Agreement, each of which are made a part of this document. You further agree to accept, acknowledge and execute this Agreement online as a condition to receiving any Restricted Stock Units under this Award.

Nothing in this Notice or in the attached Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time for any reason, with or without cause.

EXHIBIT A

RESTRICTED STOCK UNIT AGREEMENT

1.                                       Grant. The Company hereby grants to Participant under the Plan an Award of Restricted Stock Units (referred to in the Plan as Performance Units), subject to all of the terms and conditions in the Notice of Grant, this Agreement and the Plan.

2.                                       Company’s Obligation to Pay. Each Restricted Stock Unit represents a value equal to the Fair Market Value of a Share on the date it becomes vested. Unless and until the Restricted Stock Units will have vested in the manner set forth in Sections 3 and 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3.                                       Vesting Schedule. Subject to Section 4, the Restricted Stock Units awarded by this Agreement will vest in Participant according to the vesting schedule set forth on the attached Notice of Grant, subject to Participant continuing to be a Service Provider through each such date; provided, however, that the paragraph (b) of the Notice of Grant shall apply in the event Participant ceases to be a Service Provider as a result of termination without Cause (as defined in the employment agreement between the Company and Participant (the “Employment Agreement”) or if Participant resigns for Good Reason (as defined in the Employment Agreement) and paragraph (c) of the Notice of Grant shall apply in the event Participant ceases to be a Service Provider within 12 months of a Change of Control (as defined in the Employment Agreement) as a result of termination by the Company without cause or if Participant resigns for Good Reason.

4.                                       Forfeiture upon Termination of Status as a Service Provider. Subject to paragraphs (b) and (c) of the Notice of Grant, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

5.                                       Payment after Vesting. Any Restricted Stock Units that vest in accordance with Section 3 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 7.

6.                                       Payments after Death. Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.                                       Taxes.

(a) Generally.. The Participant is ultimately liable and responsible for all taxes owed in connection with the Restricted Stock Units, regardless of any action the Company or any of its Subsidiaries takes with respect to any tax withholding obligations that arise in connection with the Restricted Stock Units. Neither the Company nor any of its Subsidiaries makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Restricted Stock Units or the subsequent sale of Shares issuable pursuant to the Restricted Stock Units. The Company and its Subsidiaries do not commit and are under no obligation to structure the Restricted Stock Units to reduce or eliminate the Participant’s tax liability.

(b) Payment of Withholding Taxes. Notwithstanding any contrary provision of this Agreement, no Shares will be issued to the Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of any taxes which the Company determines must be withheld with respect to the Restricted Stock Units. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may satisfy such tax withholding obligations, in whole or in part, by withholding otherwise deliverable Shares having an aggregate Fair Market Value sufficient to (but not exceeding) the minimum amount required to be withheld. In addition and to the maximum extent permitted by law, the Company has the right to retain without notice from salary or other amounts payable to the Participant, cash having a value sufficient to satisfy any tax withholding obligations that cannot be satisfied by the withholding of otherwise deliverable Shares.

8.                                       Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder, unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.

9.                                       No Effect on Service. Participant acknowledges and agrees that the vesting of the Restricted Stock Units pursuant to Section 3 hereof is earned only by Participant continuing to be a Service Provider through the applicable vesting dates (and not through the act of being hired or acquiring Shares hereunder) (subject, however, to paragraphs (b) and (c) of the Notice of Grant). Participant further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of Participant continuing to be a Service Provider for the vesting period, for any period, or at all, and will not interfere with the Participant’s right or the right of the Company (or the Affiliate employing or retaining Participant) to terminate Participant as a Service Provider at any time, with or without cause.

10.                                 Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of Stock Administrator at Align Technology, Inc., 881 Martin Avenue, Santa Clara, CA 95050, or at such other address as the Company may hereafter designate in writing.

11.                                 Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12.                                 Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

13.                                 Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of shares to Participant (or his estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

14.                                 Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.

15.                                 Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

16.                                 Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.                                 Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

18.                                 Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

19.                                 Governing Law. This Award Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this

Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.

By Participant’s acceptance of this Agreement online, Participant represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant of Restricted Stock Units.

ALIGN TECHNOLOGY, INC.

2005 INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

(Director Form/Automatic Renewal Grants)

Unless otherwise defined herein, the terms defined in the 2005 Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”).

Participant:

Address:

You have been granted the right to receive Restricted Stock Units (referred to in Section 9 of the Plan as “Performance Units”), subject to the terms and conditions of the Plan, this Notice of Grant and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”) as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Total Number of Restricted Stock Units

Vesting Schedule:

One hundred percent (100%) of the Restricted Stock Units will vest and be issued to Participant on the one-year anniversary of the Vesting Commencement Date, subject to Participant continuing to be a Service Provider through such dates (the “Performance Period”). In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the right to acquire the Shares to be issued pursuant to the Restricted Stock Unit, the Restricted Stock Unit and Participant’s right to acquire any Shares hereunder will immediately terminate.

By accepting this agreement online, you and the Company agree that this award is granted under and governed by the terms and conditions of the Plan and the Agreement, each of which are made a part of this document. You further agree to accept, acknowledge and execute this Agreement online as a condition to receiving any Restricted Stock Units under this Award.

Nothing in this Notice or in the attached Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time for any reason, with or without cause.

EXHIBIT A

RESTRICTED STOCK UNIT AGREEMENT

1.                                       Grant. The Company hereby grants to Participant under the Plan an Award of Restricted Stock Units (referred to in the Plan as Performance Units), subject to all of the terms and conditions in the Notice of Grant, this Agreement and the Plan.

2.                                       Company’s Obligation to Pay. Each Restricted Stock Unit represents a value equal to the Fair Market Value of a Share on the date it becomes vested. Unless and until the Restricted Stock Units will have vested in the manner set forth in Sections 3 and 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3.                                       Vesting Schedule. Subject to Section 4, the Restricted Stock Units awarded by this Agreement will vest in Participant according to the vesting schedule set forth on the attached Notice of Grant, subject to Participant continuing to be a Service Provider through each such date.

4.                                       Forfeiture upon Termination of Status as a Service Provider. Notwithstanding any contrary provision of this Agreement, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

5.                                       Payment after Vesting. Any Restricted Stock Units that vest in accordance with Section 3 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 7.

6.                                       Payments after Death. Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.                                       Withholding of Taxes. Participants is ultimately liable and responsible for all taxes owed in connection with the Restricted Stock Units, regardless of any action the Company takes with respect to any tax withholding obligations that arise in connection with the Restricted Stock Units awarded under this Agreement. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may satisfy such tax withholding obligations, in whole or in part, by withholding otherwise deliverable Shares having an aggregate Fair Market Value sufficient to (but not exceeding) the minimum amount required to be withheld.

8.                                       Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder, unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.

9.                                       No Effect on Service. Participant acknowledges and agrees that the vesting of the Restricted Stock Units pursuant to Section 3 hereof is earned only by Participant continuing to be a Service Provider through the applicable vesting dates (and not through the act of being hired or acquiring Shares hereunder). Participant further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of Participant continuing to be a Service Provider for the vesting period, for any period, or at all, and will not interfere with the Participant’s right or the right of the Company (or the Affiliate employing or retaining Participant) to terminate Participant as a Service Provider at any time, with or without cause.

10.                                 Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of Stock Administrator at Align Technology, Inc., 881 Martin Avenue, Santa Clara, CA 95050, or at such other address as the Company may hereafter designate in writing.

11.                                 Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12.                                 Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

13.                                 Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of shares to Participant (or his estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

14.                                 Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.

15.                                 Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules

(including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

16.                                 Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.                                 Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

18.                                 Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

19.                                 Governing Law. This Award Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.

By Participant’s acceptance of this Agreement online, Participant represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant of Restricted Stock Units.